                     FOR USE BY HOLDERS OF COMMON STOCK OF
                                SUNAMERICA INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Eli Broad and Jay S. Wintrob as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the common stock, par value $1.00 per share ("Common Stock"), of SunAmerica Inc. (the "Company") held of record by the undersigned on October 9, 1998, at the Special Meeting of Shareholders (the "Special Meeting") to be held on November 18, 1998, and at any and all adjournments or postponements thereof.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER (EACH AS DEFINED IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS) AND RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

                                        SUNAMERICA INC.
                                        1 SUNAMERICA CENTER
                                        CENTURY CITY
                                        LOS ANGELES, CALIFORNIA 90067-6022

                                SUNAMERICA INC.
 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT HOLDERS OF COMMON STOCK
                              VOTE FOR PROPOSAL 1.

1. Approval and adoption      2. In their discretion,       All other proxies
   of the Agreement and          the Proxies are            heretofore given
   Plan of Merger between        authorized to vote         by the under-
   American International        upon such other            signed to vote
   Group, Inc. and               business as may            shares of the
   SunAmerica Inc., dated        properly come before       Common Stock
   as of August 19, 1998,        the Special Meeting        of the Company
   and the Merger contem-        or any adjournment         which the under-
   plated thereby, as            or postponement            signed would be
   described in the              thereof.                   entitled to vote
   accompanying Joint                                       if personally
   Proxy Statement/                                         present at the
   Prospectus.                                              Special Meeting
For [X] Against [X] Abstain [X]                             or any and all
                                                            adjournments or
                                                            postponements
                                                            thereof, are
                                                            hereby expressly
                                                            revoked.

                                                   PLEASE DATE THIS PROXY AND
                                                   SIGN IT EXACTLY AS YOUR NAME
                                                   OR NAME(S) APPEAR ABOVE. WHEN
                                                   SHARES ARE HELD JOINTLY, BOTH
                                                   MUST SIGN. WHEN SIGNING AS AN
                                                   ATTORNEY, EXECUTOR,
                                                   ADMINISTRATOR, TRUSTEE OR
                                                   GUARDIAN, PLEASE GIVE FULL
                                                   TITLE AS SUCH. IF SHARES ARE
                                                   HELD BY A CORPORATION, PLEASE
                                                   SIGN IN FULL CORPORATE NAME
                                                   BY THE PRESIDENT OR OTHER
                                                   AUTHORIZED OFFICER. IF SHARES
                                                   ARE HELD BY A PARTNERSHIP,
                                                   PLEASE SIGN IN PARTNERSHIP
                                                   NAME BY AN AUTHORIZED PERSON.

                                                   Dated:__________________,1998

                                                  Signature(s)_________________
                                                  Signature(s)_________________



                                                  PLEASE MARK VOTE IN BOX IN THE
                                                  FOLLOWING MANNER USING DARK
                                                  INK ONLY.                 [X]
SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

                     FOR USE BY HOLDERS OF CLASS B STOCK OF
                                SUNAMERICA INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Eli Broad and Jay S. Wintrob as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Class B Stock, par value $1.00 per share ("Class B Stock"), of SunAmerica Inc. (the "Company") held of record by the undersigned on October 9, 1998, at the Special Meeting of the Shareholders (the "Special Meeting") to be held on November 18, 1998, and at any and all adjournments or postponements thereof.

     THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND THE MERGER (EACH AS DEFINED IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS) AND RECOMMENDS THAT HOLDERS OF CLASS B STOCK VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

     PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

                                           SUNAMERICA INC.
                                           1 SUNAMERICA CENTER
                                           CENTURY CITY
                                           LOS ANGELES, CALIFORNIA 90067-6022

                                SUNAMERICA INC.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT HOLDERS OF CLASS B STOCK VOTE FOR PROPOSAL 1.

1. Approval and adoption of the Agreement      2.  In their discretion, the Proxies are     All other proxies heretofore given by
and Plan of Merger between American            authorized to vote upon such other business  the undersigned to vote shares of the
International Group, Inc. and SunAmerica       as may properly come before the Special      Class B Stock of the Company which the
Inc., dated as of August 19, 1998, and the     Meeting or any adjournment or postponement   undersigned would be entitled to vote
Merger contemplated thereby, as described in   thereof.                                     if personally present at the Special
the accompanying Joint Proxy                                                                Meeting or any and all adjournments or
Statement/Prospectus.                                                                       postponements thereof, are hereby
                                                                                            expressly revoked.
For /X/   Against /X/  Abstain /X/
                                                                          Please date this Proxy and sign it exactly as your name or name(s) appear above. When shares are held jointly, both
                                                                          must sign. When signing as an attorney, executor,
                                                                          administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign
                                                                          in full corporate name by the President or other
                                                                          authorized officer. If shares are held by a
                                                                          partnership, please sign in partnership name by an
                                                                          authorized person.

                                                                          Dated:                                       , 1998
                                                                                 --------------------------------------

                                                                          Signature(s)
                                                                                      ---------------------------------------

                                                                          Signature(s)
                                                                                      ---------------------------------------

                                                                          PLEASE MARK VOTE IN BOX IN THE FOLLOWING    /X/
                                                                          MANNER USING DARK INK ONLY.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
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